                                                                  EXHIBIT 99.1



                         COMMONWEALTH OF MASSACHUSETTS
                            William Francis Galvin
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156B, SECTION 72)


     We, John F. Keane, President and Norman B. Asher, Clerk of Keane, Inc., located at Ten City Square, Boston, Massachusetts, certify that these Articles of Amendment affecting Article 3 of the Articles of Organization were duly adopted at a meeting held on May 27, 1998, by vote of 58,769,336 shares of Common Stock of 66,637,014 shares outstanding, and 277,493 shares of Class B Common Stock of 286,378 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

     The total presently authorized is:

     WITHOUT PAR VALUE STOCKS               WITH PAR VALUE STOCKS
----------------------------------------------------------------------------
    TYPE      NUMBER OF SHARES     TYPE       NUMBER OF SHARES     PAR VALUE
----------------------------------------------------------------------------
Common:                         Common:             100,000,000         $.10
----------------------------------------------------------------------------
                                Class B
                                Common:                 503,797         $.10
----------------------------------------------------------------------------
Preferred:                      Preferred:            2,000,000         $.01
----------------------------------------------------------------------------

     Change the total authorized to:

     WITHOUT PAR VALUE STOCKS               WITH PAR VALUE STOCKS
----------------------------------------------------------------------------
    TYPE      NUMBER OF SHARES     TYPE       NUMBER OF SHARES     PAR VALUE
----------------------------------------------------------------------------
Common:                         Common:           200,000,000         $.10
----------------------------------------------------------------------------
                                Class B
                                Common:               503,797         $.10
----------------------------------------------------------------------------
Preferred:                      Preferred:          2,000,000         $.01
----------------------------------------------------------------------------


     The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

     Later effective date:___________________________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 27th day of May, 1998.


/s/ John F. Keane                   , President
------------------------------------

/s/ Norman B. Asher                 , Clerk
  ----------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT
                   (GENERAL LAWS, CHAPTER 156 B, SECTION 72)

================================================================================


I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100,000 having been paid, said articles are deemed to have been filed with me this 29th day of May, 1998.

Effective Date:_____________________________



                          /s/ William Francis Galvin
                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



TO BE FILLED IN BY CORPORATION:
Photocopy of document to be sent to:

Robert P. Clower III, Esq.
Hale and Dorr LLP
60 State Street
Boston, MA  02109